UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FLOWERS FOODS, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET. For shares held in a 401(k) Plan, vote by May 25, 2021 11:59 PM ET. FLOWERS FOODS, INC. SHAREHOLDER RELATIONS DEPT. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757 D45284-P53335 You invested in FLOWERS FOODS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2021 on May 27, 2021 at 11:00 a.m., Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 11:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/FLO2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect as directors of the company the twelve nominees identified in the proxy statement, each to serve for a term of one year: Nominees: 1a. George E. Deese For 1b. Edward J. Casey, Jr. For 1c. Thomas C. Chubb, III For 1d. Rhonda Gass For 1e. Benjamin H. Griswold, IV For 1f. Margaret G. Lewis For 1g. W. Jameson McFadden For 1h. A. Ryals McMullian For 1i. James T. Spear For 1j. Melvin T. Stith, Ph.D. For 1k. Terry S. Thomas For 1l. C. Martin Wood III For 2. To approve by advisory vote the compensation of the company's named executive officers; For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending January 1, 2022; and For 4. A shareholder proposal regarding political contribution disclosure, if properly presented at the annual meeting. Against NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D45285-P53335